UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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PHIO PHARMACEUTICALS CORP.

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257 Simarano Drive, Suite 101

Marlborough, MA 01752

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 10, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Phio Pharmaceuticals Corp., a Delaware corporation (the “Company”), which will be held on October 10, 2019, at 9:00 a.m. local time, at the offices of Gibson, Dunn & Crutcher LLP, located at 200 Park Avenue, New York, NY 10166. Only stockholders who held stock at the close of business on the record date, August 21, 2019, may vote at the Annual Meeting, including any adjournment or postponement thereof. If you wish to attend the Annual Meeting in person, you must RSVP by marking the appropriate box on the proxy card or by contacting the Company by October 4, 2019 by telephone at 508-767-3861. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license).

At the Annual Meeting, you will be asked to consider and vote upon:

(1) the election of the six director nominees named in the accompanying Proxy Statement;

(2) the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3) an amendment and restatement of the 2012 Phio Pharmaceuticals Corp. Long Term Incentive Plan to increase the number of shares available for issuance thereunder;

(4) an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of not less than 1-for-2 and not greater than 1-for-20, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors;

(5) an advisory (non-binding) vote to approve the Company’s executive compensation;

(6) an advisory (non-binding) vote on the frequency of future votes to approve the Company’s executive compensation; and

(7) the transaction of any other business that may properly come before the meeting or any adjournment thereof. Pursuant to the Company’s bylaws, no other items of business are expected to be considered at the meeting and no other director nominees will be entertained.

The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each nominee and proposal described in the Proxy Statement.

We are pleased to make use of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders via the Internet. We believe the ability to deliver proxy materials electronically allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact from the distribution of our Annual Meeting materials.

We look forward to seeing you at the Annual Meeting.

Sincerely,

______________________________________
Gerrit Dispersyn, Dr. Med. Sc.
President and Chief Executive Officer

August    , 2019

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE VIA THE INTERNET OR OVER THE TELEPHONE AS INSTRUCTED IN THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND ON THE ENCLOSED PROXY CARD OR, IF YOU REQUESTED AND RECEIVED A PRINTED COPY OF THE PROXY STATEMENT, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY.

257 Simarano Drive, Suite 101

Marlborough, MA 01752

PROXY STATEMENT FOR

2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 10, 2019

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Phio Pharmaceuticals Corp. (“Phio” or the “Company”) for use at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the offices of Gibson, Dunn & Crutcher LLP, located at 200 Park Avenue, New York, NY 10166 on October 10, 2019, at 9:00 a.m. local time. This Proxy Statement is being made available via the Internet on August , 2019 and the mailing date of the Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders will be on or about August   , 2019.

The Notice instructs you as to how you may access and review important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

For a proxy to be effective, it must be properly executed and received prior to the Annual Meeting. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for the proposals and nominees described in this Proxy Statement and at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

The Company will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile or personal solicitation; however, we will not pay them additional compensation for any of these services.

Shares Outstanding and Voting Rights

Only holders of record of our Company’s common stock, par value $0.0001 per share (the “Common Stock”) at the close of business on August 21, 2019 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date,             shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. Holders of Common Stock do not have the right to cumulative voting in the election of directors. The presence, in person or by proxy, of the holders of a majority of the outstanding shares on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment thereof.

Persons who hold shares of our Common Stock directly on the Record Date (“record holders”) must return a proxy card or attend the Annual Meeting in person in order to vote on the proposals. Persons who hold shares of our Common Stock indirectly on the Record Date through a brokerage firm, bank or other financial institution (“beneficial holders”) must return a voting instruction form to have their shares voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders may either vote these shares on behalf of the beneficial holders on certain “routine” matters or return a proxy leaving these shares un-voted (a “broker non-vote”).

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Abstentions and broker non-votes (if any) will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal. The required vote for each of the proposals expected to be acted upon at the Annual Meeting is described below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality, with the six nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome. Under the plurality vote standard, any shares that are not voted, whether by abstention, broker non-votes (if any) or otherwise, will not affect the election of directors.

Proposal No. 2 — Ratification of independent registered public accounting firm. This proposal must be approved by a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 3 — Approval of an amendment and restatement of the 2012 Phio Pharmaceuticals Corp. Long Term Incentive Plan to increase the number of shares available for issuance thereunder. This proposal must be approved by a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 4 — Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock, at a ratio of not less than 1-for-2 and not greater than 1-for-20, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”). This proposal must be approved by a majority of the outstanding shares of our Common Stock. As a result, abstentions and broker non-votes (if any) will have the same effect as a vote against such proposal.

Proposal No. 5 — Advisory (non-binding) vote to approve executive compensation. This proposal will be approved if it receives the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 6 – Advisory (non-binding) vote on frequency of say-on-pay vote. This proposal will be approved if it receives the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

We encourage you to vote by proxy, whether via telephone, through the Internet or mailing an executed proxy card. By voting in advance of the Annual Meeting, this ensures that your shares will be voted and reduces the likelihood that the Company will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Any record holder of our Common Stock may attend the Annual Meeting in person and may revoke the enclosed form of proxy at any time by:

•	executing and delivering to the Corporate Secretary a later-dated proxy;

•	delivering a written revocation to the Corporate Secretary before the meeting; or

•	voting in person at the Annual Meeting.

Beneficial holders of our Common Stock who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of our Common Stock on their behalf in order to obtain a “legal proxy,” which will allow them to both attend the Annual Meeting and vote in person. Without a legal proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Amended and Restated Bylaws of the Company (the “Bylaws”) provide that the number of directors shall be not fewer than two and not more than six, with directors serving one-year terms. The total Board size is currently fixed at six directors. Currently, the directors (whose terms expire at the 2019 Annual Meeting of Stockholders) are Robert J. Bitterman, Keith L. Brownlie, Geert Cauwenbergh, Dr. Med. Sc., H. Paul Dorman, Jonathan E. Freeman, Ph.D., and Curtis A. Lockshin, Ph.D. Mr. Brownlie will not be standing for re-election at the 2019 Annual Meeting and his departure is not due to any disagreement or dispute with the Company.

As described below, the Board has nominated Drs. Cauwenbergh, Freeman and Lockshin and Messrs. Bitterman and Dorman for reelection, as well as Robert L. Ferrara for election, as directors at the Annual Meeting. All nominees have indicated their willingness to serve if elected. Directors elected at the Annual Meeting will hold office until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified, unless they resign or their seats become vacant due to death, removal or other cause in accordance with the Bylaws. Should any nominee become unavailable for election at the Annual Meeting, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by the Board.

Nomination of Directors

The Nominating and Governance Committee reviews and recommends to the Board potential nominees for election to the Board. In reviewing potential nominees, the Nominating and Governance Committee considers the qualifications of each potential nominee in light of the Board’s existing and desired mix of experience and expertise. The Nominating and Governance Committee considers many factors when making a determination to nominate a candidate for a director position on the Board, such as integrity and character, prior business experience, including experience relating to the biotechnology industry, financial literacy and the nominee’s willingness to commit substantial time to the Company. After reviewing the qualifications of potential Board candidates, the Nominating and Governance Committee presents its recommendations to the Board, which selects the final director nominees. Upon the recommendation of the Nominating and Governance Committee, the Board nominated Drs. Cauwenbergh, Freeman and Lockshin and Messrs. Bitterman and Dorman for reelection, as well as Robert L. Ferrara for election, as directors. Mr. Ferrara was recommended for consideration by our Nominating and Governance Committee by a non-management director for election to the Board. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting.

The Nominating and Governance Committee considers stockholder nominees using the same criteria set forth above. Stockholders who wish to present a potential nominee to the Nominating and Governance Committee for consideration for election at a future annual meeting of stockholders must provide the Nominating and Governance Committee with notice of the nomination and certain information regarding the candidate within the time periods set forth below under the caption “Stockholder Proposals.”

Although the Nominating and Governance Committee may consider whether nominees assist in achieving a mix of Board members that represents a diversity of background and experience, including but not limited to race, gender or national origin, we have no formal policy regarding Board diversity. The Nominating and Governance Committee assesses its effectiveness in achieving these goals in the course of assessing director candidates, which is an ongoing process.

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Nominees and Incumbent Directors

The Nominating and Governance Committee has recommended and the Board has nominated Drs. Cauwenbergh, Freeman and Lockshin and Messrs. Bitterman and Dorman to be reelected, as well as Robert L. Ferrara for election, as directors at the Annual Meeting. The following table sets forth the following information for these nominees: the year each was first elected a director of the Company, if applicable; their respective ages as of the date of filing of this Proxy Statement; the positions currently held with the Company, if any, and the year their current term will expire, if applicable:

Nominee / Director Name and Year First Became a Director (if applicable)	Age	Position(s) with the Company	Year Current Term Expires
Nominees for Directors:
Robert J. Bitterman (2012)	68	Chairman of the Board of Directors	2019
Keith L. Brownlie (2012)	67	Director	2019
Geert Cauwenbergh, Dr. Med. Sc. (2012)	65	Director	2019
H. Paul Dorman (2013)	82	Director	2019
Robert L. Ferrara	68	None	n/a
Jonathan E. Freeman, Ph.D. (2017)	51	Director	2019
Curtis A. Lockshin, Ph.D. (2013)	59	Director	2019

Directors Nominated for Election

The following persons have been nominated by the Board to be elected as directors at the Annual Meeting.

Robert J. Bitterman has served as a member and the Chairman of our Board since 2012. Mr. Bitterman served as the President and Chief Executive Officer of Cutanea Life Sciences, Inc., a private company he founded in 2005 that focused on developing innovative technologies to treat diseases and disorders of the skin and subcutaneous tissue, until its acquisition by Biofrontera, Inc., USA in March 2019. Prior to his role at Cutanea Life Sciences, Inc., Mr. Bitterman also held the position of President and Chief Executive Officer of Isolagen, Inc., President and General Manager of Dermik Laboratories and various positions of increasing responsibility in financial and commercial capacities within Aventis S.A. Mr. Bitterman holds an A.B. degree in Economics from The College of the Holy Cross and a Master of Business Administration degree from Boston University. He also holds a Doctor of Human Letters (Honoris Causa) from the New York College of Podiatric Medicine and is a member of the Philadelphia Business Leaders Network. Our Nominating and Governance Committee believes that Mr. Bitterman is qualified to serve as a member of our Board of Directors due to his executive leadership and his experience in the pharmaceutical industry.

Geert Cauwenbergh, Dr. Med. Sc. has served as a member of our Board since April 2012. He served as our President and Chief Executive Officer from April 2012 to November 2018, and as our Chief Executive Officer from November 2018 until his retirement in March 2019. Dr. Cauwenbergh served as Chairman and Chief Executive Officer of RHEI Pharmaceuticals, Inc., a private company that develops and commercializes proprietary drug therapies, from 2008 to 2011. In 2001, Dr. Cauwenbergh founded Barrier Therapeutics, Inc., a biopharmaceutical company focused on dermatology drug development, until its acquisition by Stiefel Laboratories, Inc. in 2008. Prior to Barrier Therapeutics, Inc. Dr. Cauwenbergh was employed by Johnson & Johnson for 23 years where he held a number of ascending senior management positions. He currently serves as a director of Moberg Pharma AB and Cutanea Life Sciences, Inc. Dr. Cauwenbergh received his Doctorate in Medical Sciences from the Catholic University of Leuven, Faculty of Medicine (Belgium), where he also completed his masters and undergraduate work. Our Nominating and Governance Committee believes that Dr. Cauwenbergh is qualified to serve as a member of our Board of Directors due to his executive leadership and extensive knowledge and experience in the biotechnology industry.

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H. Paul Dorman has served as a member of our Board since April 2013. Mr. Dorman currently serves as the Chairman and CEO of DFB Pharmaceuticals, a holdings company specializing in investing in and operating pharmaceutical businesses. From 1990 to 2012, Mr. Dorman also served as the Chairman and CEO of DPT Laboratories, a contract manufacturer and developer of pharmaceutical products. Prior to acquiring DPT, Mr. Dorman was employed by Johnson & Johnson for 12 years, where he served in various positions, including Vice President and as a member of the board of directors of several Johnson & Johnson companies. Prior to Johnson & Johnson, Mr. Dorman was employed by Baxter-Travenol, a large pharmaceuticals company. Mr. Dorman holds a B.S. degree in Mechanical Engineering from Tulane University and a Juris Doctor of Law from Loyola University. Our Nominating and Governance Committee believes that Mr. Dorman is qualified to serve as a member of our Board of Directors due to his executive leadership and business experience in the pharmaceutical industry.

Robert L. Ferrara most recently served as the Chief Financial Officer of Cutanea Life Sciences, Inc., a private company focused on developing innovative technologies to treat diseases and disorders of the skin and subcutaneous tissue, from January 2012 to June 2019. Prior to Cutanea, Mr. Ferrara served as the Chief Financial Officer of Storeroom Solutions Inc., a venture capital financed technology enhanced, integrated supply chain solutions company, from 2004 to 2011, and NER Data Products, Inc., an IT service management company, from 2000 to 2003, as well as holding other senior level financial positions in national and international public companies in the greater Philadelphia area. Mr. Ferrara previously served on the board of directors of the Planned Lifetime Assistance Network of Pennsylvania, where he was on the executive committee and chairman of the governance and audit committees from July 2011 to September 2013. Mr. Ferrara received a B.S. in Accounting from Lehigh University and is a Certified Public Accountant. Our Nominating and Governance Committee believes that Mr. Ferrara is qualified to serve as a member of our Board of Directors due to his financial expertise and his extensive experience in both publicly traded and venture capital backed companies in a variety of industries, including the life sciences.

Jonathan E. Freeman, Ph.D. has served has a member of our Board since June 2017. Dr. Freeman currently serves as the Chief Operating Officer of Anthos Therapeutics Inc., a clinical-stage biopharmaceutical company developing therapies for cardiovascular patients. Anthos Therapeutics Inc. was launched by Novartis and Blackstone Life Sciences, a private investment firm, where Dr. Freeman has also served as a Senior Advisor since July 2018. From 2017 to June 2018, Dr. Freeman held the position of Chief Business Officer of Vedanta Biosciences, a clinical-stage company developing therapies for immune-mediated diseases. Prior to his role with Vedanta Biosciences, Dr. Freeman was the Senior Vice President of Strategy and Portfolio Management and Head of Business Development and Licensing at Merck KGaA, a leading science and technology company, from 2008 to 2016. Dr. Freeman received a Ph.D. in Molecular Pharmacology and Drug Metabolism from the Imperial Cancer Research Fund (now CRUK), an M.A. and First Class Honours in Biochemistry from Cambridge University and a MBA with a finance major from Webster, St. Louis. Our Nominating and Governance Committee believes that Dr. Freeman is qualified to serve as a member of our Board of Directors due to his executive leadership and his background in immunology.

Curtis A. Lockshin, Ph.D. has served as a member of our Board since April 2013. Dr. Lockshin currently serves as the Chief Scientific Officer of Xenetic Biosciences, Inc., a biopharmaceutical company focused on the development of novel oncology therapeutics. Prior to this appointment, Dr. Lockshin served as Xenetic Biosciences, Inc.’s Vice President of Research and Operations from March 2014 to January 2017. From July 2016 to December 2016, Dr. Lockshin served as Chief Technical Officer of VBI Vaccines, Inc., a company developing vaccines in infectious disease and immuno-oncology. VBI Vaccines, Inc. merged with SciVac Therapeutics, Inc. and its subsidiary SciVac, Ltd., a commercial-stage biologics and vaccine company, in July 2016 where Dr. Lockshin had served as its Chief Executive Officer and director since September 2014. Since May 2013, Dr. Lockshin has also served as President and Chief Executive Officer of Guardum Pharmaceuticals, LLC, a private pharmaceutical company, and as Vice President of Corporate R&D Initiatives for OPKO Health, Inc., a multinational pharmaceutical and diagnostics company, from October 2011 to February 2013. Dr. Lockshin holds a S.B. degree in Life Sciences and a Ph.D. in Biological Chemistry from the Massachusetts Institute of Technology. Our Nominating and Governance Committee believes that Dr. Lockshin is qualified to serve as a member of our Board of Directors due to his scientific background, his significant industry knowledge and management experience.

Vote Required

The six nominees who receive the greatest number of affirmative votes of the shares present in person or by proxy will be elected as directors. Any shares that are not voted, whether by abstention, broker non-votes (if any) or otherwise, will not affect the election of directors.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the election of the nominees named in this Proxy Statement.

THE BOARD RECOMMENDS A VOTE “FOR”

THE NOMINEES IDENTIFIED ABOVE.

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PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and has further directed that we submit the selection of BDO for ratification by our stockholders at the Annual Meeting.

The Company is not required to submit the selection of our independent registered public accounting firm for stockholder approval. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of BDO. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company.

The Audit Committee reviews and pre-approves all audit and non-audit services performed by its independent registered public accounting firm, as well as the fees charged for such services. All fees incurred in fiscal years 2018 and 2017 for services rendered by BDO were approved in accordance with these policies. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditor’s independence. Additional information concerning the Audit Committee and its activities can be found in the “Board Committees” section of this Proxy Statement.

Representatives of BDO are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Fees for Independent Registered Public Accounting Firm

The following is a summary of the fees billed to the Company by BDO for professional services rendered for the fiscal years ended December 31, 2018 and 2017. These fees are for work invoiced in the fiscal years indicated.

	2018	2017
Audit Fees	$243,197	$255,664
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total All Fees:	$243,197	$255,664

Audit Fees consist of fees for the audit of the Company’s financial statements included in our annual reports on Form 10-K, the review of the Company’s financial statements included in our quarterly reports on Form 10-Q and other statutory and regulatory filings, including auditor consents.

Audit-Related Fees consist of fees billed for assurance and related services that are also performed by our independent registered public accounting firm.

Tax Fees consist of services rendered for tax compliance, tax advice and tax planning.

Recommendation

The Board recommends a vote “FOR” the ratification of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Proxies will be so voted unless stockholders specify otherwise in their proxies.

Vote Required

Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. Abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2012 PHIO PHARMACEUTICALS CORP.
LONG TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER

Our Board believes that stock options and other stock-based incentive awards can play an important role in the success of our Company. These incentives are given to employees, officers, directors and other key persons of our Company and provide these individuals with a proprietary interest in our Company. Our Board believes a compensation policy that includes a balanced mix of cash and equity is the most effective way to attract and retain talented employees whose interests are aligned with stockholders.

Background

The purpose of our 2012 Phio Pharmaceuticals Corp. Long Term Incentive Plan is to advance the interests of our Company by giving stock-based incentives to the employees, officers, directors and other key persons of our Company who are in a position to make a significant contribution to the success of our Company. The plan was originally adopted by our Board and our then sole stockholder on January 23, 2012. Since then, the plan has been amended by our Board with the approval of our stockholders to increase the maximum number of shares of Common Stock available for issuance thereunder from 30,000 originally to 750,000 at present.

As of June 30, 2019, there were 546,902 shares of Common Stock subject to outstanding restricted stock units and options and 203,078 shares of Common Stock that remained available for issuance under the plan. In order to continue to provide employees, officers, directors and other key persons with stock-based incentives, the Board has authorized an amendment and restatement of the 2012 Phio Pharmaceuticals Corp. Long Term Incentive Plan (the “2012 Incentive Plan”), subject to stockholder approval. The amendment and restatement will increase the number of shares of Common Stock reserved for issuance under the 2012 Incentive Plan by 3,250,000 to a total of 4,000,000 shares, which represents approximately 16% of the total outstanding shares of our Common Stock as of June 30, 2019. The Board currently intends that the additional 3,250,000 shares under the 2012 Incentive Plan will be sufficient to fund the Company’s equity compensation needs for approximately 3 - 5 years.

While approving the share increase under the Amended and Restated 2012 Incentive Plan, the Board considered, among other things, the following:

•	Potential dilution to its current stockholders as measured by burn rate and overhang (as described in “Key Data” below);
•	The recommendations of stockholder advisory firms like Glass Lewis and Institutional Shareholder Services;
•	Market standards and peer group companies;
•	100% employee participation in the 2012 Incentive Plan; and
•	The continued importance of motivating, recruiting and retaining key employees.

Key Data

When approving the share increase under the 2012 Incentive Plan, the Board considered the burn rate with respect to the equity awards granted by the Company, as well as the Company’s overhang. The burn rate is equal to the total number of equity awards the Company granted in a fiscal year divided by the weighted average common stock outstanding during the year. Overhang is equal to the total number of equity awards outstanding plus the total number of shares available for grant under the Company’s equity plans, divided by the sum of the total common stock outstanding, the number of equity awards outstanding and the total number of shares available for grant under the Company’s equity plans.

The Company’s three-year average burn rate, at the time the Board approved the share increase under the 2012 Incentive Plan, was approximately 2%. The Company’s overhang as of June 30, 2019 was 3%. If the share increase under the 2012 Incentive Plan is approved, the Company’s overhang would increase to 14%.

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The following table sets forth information regarding outstanding equity awards and shares available for future equity awards under the 2012 Incentive Plan as of June 30, 2019 (without giving effect to approval of the share increase under the 2012 Incentive Plan):

Total shares underlying outstanding stock options	154,402
Weighted average exercise price of outstanding stock options	$56.69
Weighted average remaining contractual life of outstanding stock options (in years)	8.00
Total shares underlying outstanding unvested restricted stock unit awards	392,500
Total shares remaining available for issuance	203,078
Total shares of common stock outstanding as of June 30, 2019	25,091,197

Promotion of Good Corporate Governance Practices

The Amended and Restated 2012 Incentive Plan provides for the following:

•	Awards subject to exercise, including stock options and stock appreciation rights, may not have a term in excess of ten years and may not be granted at a discount to the fair market value of our common stock on the grant date;
•	Awards may not be repriced without stockholder approval; and
•	The administrator may “claw back” awards previously realized in the event of certain misconduct by a participant and/or overpayment due to inaccurate financial data.

Plan Summary

The following summary of the material terms of the 2012 Incentive Plan is qualified in its entirety by reference to the complete text of the 2012 Incentive Plan which is set forth in Appendix A to this Proxy Statement. Stockholders are encouraged to read the text of the 2012 Incentive Plan in its entirety. All references below to the 2012 Incentive Plan are references to the Amended and Restated version of the 2012 Incentive Plan unless the context requires otherwise.

Purpose. The 2012 Incentive Plan was established to advance the interests of the Company by providing for the grant to eligible participants of stock-based and other incentive awards.

Administration; Amendment and Termination. Our Compensation Committee currently acts as the administrator of our 2012 Incentive Plan. The administrator has the power to select participants from among the key employees, officers, directors and other key persons of the Company, establish the terms, conditions and vesting schedule, if applicable, of each award and to accelerate vesting or exercisability of any award. The administrator has the power to do all things necessary to carry out the purposes of the 2012 Incentive Plan. The administrator may at any time modify or amend the 2012 Incentive Plan or any award made thereunder in any respect, except where a participant’s approval is required by law or where such termination or modification or amendment affects materially and adversely the rights of a participant under a previously granted award and such participant’s consent has not been obtained. Amendments to the 2012 Incentive Plan require stockholder approval only if (i) stockholder approval is required under the rules of the applicable stock exchange on which the stock is admitted to trading, and (ii) it would reduce the exercise price of any stock option previously granted under the 2012 Incentive Plan or otherwise constitute a repricing. In addition, the administrator may at any time terminate the 2012 Incentive Plan. The administrator has the power under the 2012 Incentive Plan to grant a variety of types of awards, as described more fully below.

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Eligible Participants. Any person who is an employee or director of, or consultant or advisor to, the Company or its affiliates may be chosen by the administrator to receive awards under the 2012 Incentive Plan. As of June 30, 2019, eleven employees and six non-employee directors were eligible to participate in the 2012 Incentive Plan. Options intending to qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Code may only be granted to employees of the Company or any affiliate.

Available Shares. Subject to stockholder approval of this proposal, the maximum number of shares of common stock of the Company that may be delivered upon satisfaction of equity awards under the 2012 Incentive Plan is equal to 4,000,000 shares of common stock. Up to the total number of shares of common stock set forth in the preceding sentence may be issued in satisfaction of ISOs. The number of shares of common stock delivered in satisfaction of equity awards is determined net of shares of common stock withheld by the Company in payment of the exercise price of an award or in satisfaction of tax withholding requirements with respect to an award and without including any shares of common stock underlying awards settled in cash or which otherwise expire or become unexercisable without having been exercised or that are forfeited to or repurchased by the Company due to failure to vest. The share limits set forth in the 2012 Incentive Plan will be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and with other applicable legal requirements (including applicable stock exchange requirements, if any), common stock issued under Substitute Awards (as defined in the 2012 Incentive Plan) will not reduce the number of shares available for awards under the 2012 Incentive Plan. The shares which may be delivered under Substitute Awards are in addition to the limitations set forth in 2012 Incentive Plan on the number of shares available for issuance under the 2012 Incentive Plan, and such Substitute Awards are not to be subject to the per participant award limits described below. The shares of common stock delivered by the Company under the 2012 Incentive Plan may be authorized but unissued common stock or previously issued common stock acquired by the Company. No fractional shares of common stock may be delivered under the 2012 Incentive Plan.

Maximum Award Limitations. The maximum number of shares of common stock for which stock options may be granted to any person in a single calendar year and the maximum number of shares of common stock subject to stock appreciation rights granted to any person in a single calendar year are each one half of the total number of shares authorized for issuance under the 2012 Incentive Plan (the “Per Participant Limit”). The maximum number of shares of common stock subject to other equity awards granted to any person in any single calendar year is equal to the Per Participant Limit. The maximum amount payable to any person in any twelve (12) month period under cash awards is $1,000,000.

Awards. The 2012 Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units, including restricted stock units, performance awards, cash awards, and other stock-based awards.

Stock Options. Stock options give a participant the right to purchase shares of stock within a specified period of time at an exercise price determined by the administrator. The administrator may require that a participant satisfy time- and/or performance-based vesting requirements before being able to exercise the stock option. Two types of stock options may be awarded under the Plan: ISOs and non-qualified options (“NQSOs”). ISOs are subject to special tax rules as described below. Except with respect to Substitute Awards, the exercise price per share of common stock subject to an option granted under the 2012 Incentive Plan must equal or exceed 100% of the fair market value of such common stock on the date the option is granted, except that the exercise price of an ISO granted to an individual owning more than 10% of the combined voting power of all classes of Company stock must equal or exceed 110% of the fair market value of such common stock on the date of grant. The maximum term of stock options granted under the 2012 Incentive Plan generally will not exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to an individual owning more than 10% of the combined voting power of all classes of Company stock).

Stock Appreciation Rights (“SARs”). A SAR entitles a participant to receive stock or cash equal in value to the excess of the fair market value of the shares of common stock subject to the SAR on the date of exercise over the fair market value of those shares on the date of grant. The administrator may require that a participant satisfies time- and/or performance-based vesting requirements before being able to exercise the SAR. Whether a SAR is settled in shares of stock or in cash (or a combination) will be determined by the terms of the award. In the case of stock-settled SARs, cash will be paid in lieu of any fractional shares. Except with respect to Substitute Awards, the exercise price per share of common stock subject to a SAR granted under the 2012 Incentive Plan must equal or exceed 100% of the fair market value of such common stock on the date the SAR is granted. The maximum term of SARs granted under the 2012 Incentive Plan generally will not exceed ten (10) years from the date of grant.

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Restricted Stock. The term “restricted stock” refers to stock that is awarded in connection with services and that, while it is restricted, may not be transferred or pledged and may be required to be forfeited to the Company or sold back to the Company for less than fair market value if specified conditions are not satisfied (for example, time- or performance-based vesting requirements). A participant who is awarded restricted stock may be required to pay a purchase price for the shares or may be awarded the shares free of charge. The date or dates on which or the circumstances in which the award vests will be determined by the administrator and will be specified in the award unless the administrator accelerates vesting. A participant receiving a restricted stock award becomes the owner of the shares at the time of grant, even though the shares may be required to be forfeited if the vesting conditions are not satisfied.

Unrestricted Stock. The term “unrestricted stock” as used in the 2012 Incentive Plan refers to stock that is awarded for past services or other lawful consideration. Unrestricted stock is not subject to vesting conditions or forfeiture.

Restricted Stock Units (“RSUs”). A RSU is a conditional promise to deliver shares of common stock or a cash amount of equivalent value in the future. Vesting and delivery of common stock or cash in lieu of common stock are subject to the satisfaction of conditions (for example, time- or performance-based vesting requirements) specified in the award.

Performance Awards. The term “performance award” is used in the 2012 Incentive Plan to describe any award that is subject to the satisfaction of specified performance criteria in addition to other conditions that may be imposed by the administrator. For example, the term “performance award” would apply to an award under which a participant earns the right to a payout in stock or cash only if specified earnings targets are met. The performance criteria used in connection with a particular performance award will be determined by the administrator and specified in the award. The administrator determines whether the performance targets or goals that have been specified for a particular award have been satisfied. For purposes of the 2012 Incentive Plan, a performance criterion means an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A performance criterion and any targets with respect thereto determined by the administrator need not be based upon an increase, a positive or improved result or avoidance of loss.

Cash Awards. A cash award entitles a participant to a payment, if any, under the award only if all conditions to payment have been satisfied in accordance with the terms of the award and the 2012 Incentive Plan. The administrator will determine the actual payment, if any, under each cash award. The administrator may, in its absolute discretion, after determining the amount that would otherwise be payable under a cash award that is subject to performance criteria, adjust (including to zero) the payment, if any, to be made under such award. Cash awards granted as performance awards under the 2012 Incentive Plan will be with respect to a performance period greater than one year, except as otherwise determined by the administrator.

Transferability. Neither ISOs nor other Awards may be transferred other than by will or by the laws of descent and distribution, and during a participant’s lifetime ISOs any other awards may be exercised only by the participant; provided, however, that the administrator may permit equity awards other than ISOs to be transferred by gift, subject to applicable securities and other laws and such limitations as the administrator may impose.

Mergers and Similar Transactions. In the event of a change of control in which there is an acquiring or surviving entity, the administrator may provide for the assumption or substitution of some or all of the outstanding awards by the acquiror or survivor. In the absence of an assumption or substitution, the administrator may provide that each award will become fully vested and exercisable, if applicable, prior to the transaction on a basis that gives the holder of such award, as applicable, a reasonable opportunity to participate as a stockholder in the transaction following exercise, and the award will terminate upon consummation of the transaction.

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Adjustment Provisions. In the event of certain changes in the Company’s capitalization, the administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the 2012 Incentive Plan and to the maximum share limits set forth therein, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to equity awards then outstanding or subsequently granted, any exercise prices relating to equity awards and any other provision of awards affected by such change.

Termination of Service. Upon termination of employment of an employee, the unvested portion of any stock option generally, and with exceptions, will terminate and the balance, to the extent exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such stock option could have been exercised.

Effective Date and Termination of the Plan. The Board originally adopted the 2012 Incentive Plan on January 23, 2012 and it will remain available for the grant of awards until the tenth anniversary thereof.

Certain U.S. Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the 2012 Incentive Plan is intended to be a summary of applicable federal law as currently in effect. It should not be taken as tax advice by participants, who are urged to consult their individual tax advisors.

Stock Options. ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs do not comply with such requirements. An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to the exercise of an ISO before satisfying these holding periods, the optionee will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO as described below.

An optionee is not taxed on the grant of an NQSO. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The optionee’s gain (or loss) on a subsequent disposition of the shares is long term capital gain (or loss) if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

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SARs. An optionee is not taxed on the grant of a SAR. On exercise, the optionee recognizes ordinary income equal to the cash or the fair market value of any shares received. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income.

Restricted Stock and Restricted Stock Units. Grantees of restricted stock or restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and the Company will receive a corresponding deduction. However, no later than 30 days after a participant receives an award of restricted stock, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends paid with respect to unvested shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Unrestricted Stock. If a participant is awarded or purchases shares of unrestricted stock, the participant will have ordinary income equal to the excess of the fair market value of the shares over the purchase price, if any, at the time the participant acquires the shares. For purposes of determining capital gain or loss on a sale of the stock, the participant’s holding period in the shares begins at the time you acquire the shares. A participant’s tax basis in the shares equals the amount paid for the shares (if anything) plus any income realized with respect to the transfer.

Cash Awards. A participant will have taxable income at the time a cash award becomes payable, and, if the participant has timely elected deferral to a later date, such later date. At that time, the participant will recognize ordinary income equal to the value of the amount then payable.

Company Deduction and Section 162(m). The 2012 Incentive Plan was originally designed to allow awards made under it to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. In general, Section 162(m) of the Code limits a publicly traded company’s federal income tax deduction for compensation in excess of $1 million paid to its Chief Executive Officer, Chief Financial Officer and the next three highest-paid executive officers. Prior to the Tax Cuts and Jobs Act that was signed into law on December 22, 2017, compensation that satisfied conditions set forth under Section 162(m) to qualify as “performance-based compensation” was not subject to the limitation, and the limitation did not apply to compensation paid to the Chief Financial Officer. The Tax Cuts and Jobs Act eliminated the performance-based compensation exception beginning January 1, 2018, but provided a transition rule with respect to remuneration provided pursuant to a written binding contract, which was in effect on November 2, 2017 and not materially modified after that date. The Compensation Committee intends to administer any awards granted prior to November 2, 2017, which qualify as “performance-based compensation” under Section 162(m), as amended by the Tax Cuts and Jobs Act, including certain awards made under the 2012 Incentive Plan that are intended to qualify as performance-based compensation, in accordance with the transition rules applicable to binding contracts in effect on November 2, 2017, however there can be no guarantee that amounts payable under the 2012 Incentive Plan will be treated as qualified “performance-based” compensation under Section 162(m). Further, with the elimination of the exemption for performance-based compensation, we expect that we will be unable to deduct all compensation in excess of $1 million paid to our Chief Executive Officer, Chief Financial Officer and the next three highest-paid executive officers, other than previously granted awards that are subject to and comply with the transition rules.

Withholding Taxes. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the 2012 Incentive Plan. Whether or not such withholding is required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving awards.

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New Plan Benefits

The benefits that will be awarded or paid in the future under the 2012 Incentive Plan are not currently determinable. Such awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. As of August 21, 2019, the closing price of a share of the Company’s Common Stock was $         .

Recommendation

The Board of Directors recommends a vote “FOR” approval of the amendment and restatement of the 2012 Incentive Plan, including the share increase thereunder.

Vote Required

This proposal must be approved by a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

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PROPOSAL NO. 4

THE REVERSE STOCK SPLIT PROPOSAL

General

Our Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Charter (the “Certificate of Amendment”), to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-20 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board, in its sole discretion and without further action by the stockholders.

If the stockholders approve the Reverse Stock Split, and the Board decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on a date to be determined by the Board that will be specified in the Certificate of Amendment (the “Effective Time”). If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock. The Reverse Stock Split will also affect outstanding options and warrants, as described in “Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans” below.

Reasons for the Reverse Stock Split

The principal reason for the Reverse Stock Split is to increase the per share trading price of the Company’s Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.

As previously reported, on November 2, 2018, the Company received written notice (the “Notification Letter”) from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market, because the bid price of the Company’s Common Stock had closed below the minimum $1.00 per share for the 30 consecutive business days prior to the date of the Notification Letter. The Notification Letter indicated that we were provided an initial period of 180 calendar days, or until May 13, 2019, in which to regain compliance.

This period was extended for a second 180-day period on May 14, 2019. As a result of the extension, we have until November 11, 2019 to regain compliance by maintaining a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. In the event that we do not regain compliance by that date, Nasdaq may commence delisting proceedings and our Common Stock will trade, if at all, on the over-the counter market, such as the OTC Bulletin Board or OTCQX market, which could adversely impact us by, among other things, reducing the liquidity and market price of our Common Stock; reducing the number of investors willing to hold or acquire our Common Stock; limiting our ability to issue additional securities in the future; and limiting our ability to fund our operations.

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If we do not regain compliance by November 11, 2019, the Nasdaq staff will provide written notice that our Common Stock is subject to delisting. The Board has considered the potential harm to the Company and our stockholders should Nasdaq delist our Common Stock. Delisting from Nasdaq would likely adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets.

Due to the timing and related costs to call a meeting of stockholders at a later date than our Annual Meeting, at which time the Company would then propose an amendment to our Charter to effect the Reverse Stock Split, the Company is a taking a proactive approach to ask our shareholders to approve the Reverse Stock Split at our upcoming Annual Meeting. Given the volatility and fluctuations in the capital markets, if our share price does not appreciate prior to these deadlines, we believe that the Company’s best option to meet Nasdaq’s $1.00 minimum bid price requirement would be to effect the Reverse Stock Split to increase the per-share trading price of our Common Stock.

In addition, we believe that the low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

Further, we believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our common stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community, business development partners and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

The Board believes that stockholder adoption of a range of reverse stock split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board (or any authorized committee of the Board) may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

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•	the continued listing requirements of Nasdaq; and

•	prevailing general market and economic conditions.

The Board reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer needed to regain compliance with Nasdaq’s listing requirements or is no longer in the best interests of the Company.

Reverse Stock Split Amendment to the Charter

If the Reverse Stock Split is approved, subsection(a) of ARTICLE IV of the Charter shall be amended and restated in its entirety as follows:

(a) Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”) and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [whole number of shares, as determined by the Board], of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.0001 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

The Certificate of Amendment attached hereto as Appendix B reflects the changes that will be implemented to our Charter if the Reverse Stock Split is approved.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board to implement the Reverse Stock Split and the Board implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Charter in the manner set forth above.

By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and twenty (20), with the exact number to be determined by the Board, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.

As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares” below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our Common Stock will continue to be listed on The Nasdaq Capital Market, under the symbol “PHIO,” although it would receive a new CUSIP number.

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Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including two and twenty, depending on the exchange ratio selected by the Board.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the reverse stock split to be implemented. The Reverse Stock Split will become effective as of the Effective Time. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that the Board has determined will be combined into one post-Reverse Stock Split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the effective time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the Effective Time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-Reverse Stock Split shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices (as adjusted to reflect the Reverse Stock Split) of our Common Stock, as reported by Bloomberg L.P., during the ten consecutive trading days ending on the trading day that is the second day immediately prior to the date on which the Reverse Stock Split becomes effective.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

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Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. Additionally, the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

•	The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or the Company may fail to meet the other requirements for continued listing on Nasdaq, including the minimum value of listed securities, as described above, resulting in the delisting of our Common Stock.

•	Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

•	The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock being delisted from The Nasdaq Capital Market.

•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our Common Stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans

As of the June 30, 2019, there were:

•	outstanding stock options to purchase an aggregate of 154,402 shares of our common stock with a weighted average exercise price of $56.69 per share;
•	outstanding RSUs to receive an aggregate of 615,491 shares of our Common Stock with a weighted average price of $0.72 per share; and
•	warrants to purchase an aggregate of 26,816,284 shares of common stock with a weighted average exercise price of $1.44 per share.

When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including one-half and one-twentieth the number currently covered, and the exercise or conversion price per share will be increased to between and including two and twenty times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under the Company’s equity incentive plan and employee stock purchase plan will automatically be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the per share exercise price under such plans will automatically be proportionately adjusted for the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Charter will not affect the par value of our Common Stock, which will remain at $0.0001 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

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No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

Exchange Pursuant to Reverse Stock Split

No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares.

Cash in Lieu of Fractional Shares

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

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Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split and the Certificate of Amendment if it should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.

Recommendation

The Board recommends a vote “FOR” the ratification of the Certificate of Amendment so as to effect the Reverse Stock Split.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote on the matter either in person or by proxy is required to approve the Certificate of Amendment to our Charter to effect the Reverse Stock Split of our Common Stock. Abstentions and broker non-votes, if any, will thus count as votes AGAINST the Reverse Stock Split.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the Reverse Stock Split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

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PROPOSAL NO. 5

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The advisory vote to approve executive compensation (“say-on-pay”) is a non-binding vote on the compensation of the Company’s “named executive officers” described in the Executive Compensation section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure, set forth in this Proxy Statement. The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies, compensation of the Company’s Board or the Company’s compensation policies as they relate to risk management. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company to hold the advisory vote to approve executive compensation at least once every three years.

Our philosophy in setting compensation policies for executive officers has two fundamental objectives: (1) to attract and retain a highly-skilled team of executives and (2) to align our executives’ interests with those of our stockholders by rewarding short-term and long-term performance and tying compensation to increases in stockholder value. The Compensation Committee believes that executive compensation should be directly linked both to continuous improvements in corporate performance (so-called “pay for performance”) and accomplishments that are expected to increase stockholder value.

The vote under this Proposal No. 5 is advisory, and therefore not binding on the Company, the Board or our Compensation Committee. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns. Our Board has adopted a policy providing for “say-on-pay” advisory votes once every three years. Unless the Board modifies its policy on the frequency of holding “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will occur in 2022.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 5:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s “named executive officers” as such compensation is described in the Executive Compensation section, including the tabular disclosure regarding such compensation and the accompanying narrative disclosure, set forth in the Company’s definitive Proxy Statement for the 2019 Annual Meeting of Stockholders.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the foregoing resolution. Proxies will be so voted unless stockholders specify otherwise in their proxies.

Vote Required

This proposal will be approved if it receives the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

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PROPOSAL NO. 6

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

We are also required by the Dodd-Frank Act to provide stockholders with a separate advisory (non-binding) vote for the purpose of asking stockholders to express their preference for the frequency of future say-on-pay votes. Stockholders may indicate whether they would prefer an advisory vote on executive compensation once every one, two or three years. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 6:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, holding an advisory vote to approve the compensation of the Company’s named executive officers every three years.”

This vote, like the say-on-pay vote itself, is not binding on the Board. The Board believes that it is most appropriate to hold a say-on-pay vote once every three years. Our executive compensation programs are intended to have a focus that is longer than the current year for which compensation is paid. As a result, the Board believes that our executive compensation programs should be evaluated over a period longer than one year because our programs are designed to measure and reward performance over time, and three years is an appropriate period over which to evaluate the effectiveness of those programs.

While we recognize that there are many views on the appropriateness of any interval of frequency, we believe that conducting an annual advisory vote on executive compensation may unnecessarily focus on short-term performance. However, if a majority of votes are cast in favor of an interval other than three years, the Board intends to consider the votes cast and evaluate the frequency with which an advisory vote on executive compensation will be submitted to stockholders in the future. Even if a majority of votes are cast in favor of a three-year frequency, if our executive compensation program is materially changed in any year, the Board intends to present a say-on-pay vote at the next annual meeting even if it would otherwise not be scheduled.

Recommendation

The Board of Directors recommends a vote for “THREE YEARS” as the frequency of future say-on-pay votes. Proxies will be so voted unless stockholders specify otherwise in their proxies.

Vote Required

Because this proposal is an advisory vote, there is there is technically no minimum vote requirement for the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 6.

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CORPORATE GOVERNANCE

Director Independence

We believe that the Company benefits from having a strong and independent Board. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. On an annual basis, the Board reviews the independence of all directors under the applicable Nasdaq listing standards. The Company also considers each director’s affiliations with the Company and members of management, as well as significant holdings of Company securities. This review considers all known relevant facts and circumstances in making an independence determination. Based on this review, the Board has made an affirmative determination that all directors, other than Dr. Cauwenbergh, are independent. It was determined that Dr. Cauwenbergh lacks independence because of his status as the Company’s former Chief Executive Officer until his retirement on March 1, 2019.

In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Governance Committees be independent and that our Audit Committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Our Board has determined that our current directors, Messrs. Brownlie, Dorman and Dr. Freeman, members of the Audit Committee, Messrs. Bitterman and Brownlie and Dr. Lockshin, members of the Compensation Committee, and Drs. Lockshin and Freeman and Messr. Dorman, members of the Nominating and Governance Committee, are independent under the applicable Nasdaq listing standards and the Exchange Act, as is Mr. Ferrara, a new director nominee.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Waivers of our Code of Business Conduct and Ethics may only be granted by the Board or our Nominating and Governance Committee and will be publicly announced promptly in our Securities and Exchange Commission (the “SEC”) filings. Our Code of Business Conduct and Ethics, as well as other corporate governance materials, is located on our website at www.phiopharma.com.

Stockholder Communications

Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations department at (508) 767-3861. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board, or any individual director, should direct his or her questions in writing to the Chairman of the Board, Phio Pharmaceuticals Corp., 257 Simarano Drive, Suite 101, Marlborough, MA 01752. Upon receipt of any such communications, the correspondence will be directed to the appropriate person, including individual directors.

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BOARD OF DIRECTORS AND COMMITTEES

During fiscal year 2018, our Board met eleven times. With the exception of Dr. Freeman, each director attended at least 89% of the aggregate of the meetings of the Board and meetings of the committees of which he was a member in our last fiscal year. Dr. Freeman attended 59% of the aggregate meetings of the Board and meetings of the committees of which he was a member in our last fiscal year. The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. All members of the Audit, Compensation and Nominating and Governance Committees are non-employee directors who are deemed independent.

Although the Company has no formal policies regarding director attendance at annual meetings, it does expect that all members of the Board will attend the 2019 Annual Meeting. All directors, with the exception of Dr. Freeman, attended the 2018 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer are separated, which allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

While our Bylaws do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Our separated Chairman and Chief Executive Officer positions are augmented by our independent Board committees that provide appropriate oversight in the areas described below. At executive sessions of independent directors, these directors speak candidly on any matter of interest, which may be with or without the Chief Executive Officer present. The independent directors meet separately in executive session on at least an annual basis to discuss matters relating to the Company and the Board, without members of the management team present. We believe this structure provides consistent and effective oversight of our management and the Company. The Board met in executive session five times in 2018.

The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. The Board also delegates oversight to Board committees to oversee selected elements of risk as set forth below.

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Board Committees

Audit Committee. As of the Record Date, the Audit Committee was comprised of Messrs. Brownlie (Chairman) and Dorman and Dr. Freeman. The Audit Committee selects the Company’s independent registered public accounting firm, approves its compensation, oversees and evaluates the performance of the independent registered public accounting firm, oversees the accounting and financial reporting policies and internal control systems of the Company, reviews the Company’s interim and annual financial statements, independent registered public accounting firm reports and management letters and performs other duties, as specified in the Audit Committee Charter. All members of the Audit Committee satisfy the current independence and experience requirements of Rule 10A-3 of the Exchange Act and the current Nasdaq independence standards, and the Board has determined that Mr. Brownlie is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. The Audit Committee met four times in fiscal year 2018.

Compensation Committee. As of the Record Date, the Compensation Committee was comprised of Messrs. Bitterman (Chairman) and Brownlie and Dr. Lockshin. The Compensation Committee determines compensation levels for the Company’s executive officers and directors, oversees administration of the Company’s equity compensation plans and performs other duties regarding compensation for employees and consultants as the Board may delegate from time to time. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the corporate and individual performance goals and objectives relevant to executive compensation and executives’ performance in light of such goals and objectives and recommends other executives’ compensation levels to the Compensation Committee based on such evaluations. The Compensation Committee considers these recommendations and then makes an independent decision regarding officer compensation levels and awards. All members of the Compensation Committee satisfy the current Nasdaq independence standards, and each member of the Committee qualifies as an “outside director” and “non-employee director” as defined by Section 162(m) of the Code and Rule 16b-3 of the Exchange Act, respectively. The Compensation Committee met two times in fiscal year 2018.

Nominating and Governance Committee. As of the Record Date, the Nominating and Governance Committee was comprised of Drs. Lockshin (Chairman) and Freeman and Messr. Dorman. The Nominating and Governance Committee reviews potential director nominees, recommends nominees to the Board, oversees the Company’s corporate governance principles and develops and implements policies and processes regarding corporate governance matters. Drs. Lockshin and Freeman and Messr. Dorman satisfy the current Nasdaq independence standards. The Nominating and Governance Committee met two times in fiscal year 2018.

A copy of the Company’s Audit, Compensation and Nominating and Governance Committee charters are available on the Company’s website at www.phiopharma.com.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Our Board has a policy to review and approve all transactions with directors, officers and holders of more than 5% of our voting securities and their affiliates. The policy provides that, prior to Board consideration of a transaction with such a related party, the material facts as to the related party’s relationship or interest in the transaction must be disclosed to the Board, and the transaction will not be considered approved by the Board unless a majority of the directors who are not interested in the transaction (if applicable) approve the transaction. Furthermore, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction must be disclosed to the stockholders, who must approve the transaction in good faith.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors. These agreements provide that, subject to limited exceptions and among other things, we will indemnify each of our executive officers and directors to the fullest extent permitted by law and advance expenses to each indemnitee in connection with any proceeding in which a right to indemnification is available.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our “officers” (as defined in Rule 16a-1(f) under the Exchange Act) and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Officers, directors and greater-than-10% stockholders (the “Reporting Persons”) are required by SEC regulations to furnish us with copies of all reports filed under Section 16(a). Based solely on our review of copies of these reports and representations of such Reporting Persons, we believe that during fiscal year 2018, all Reporting Persons satisfied such applicable SEC filing requirements.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2018, about the securities authorized for issuance under our equity compensation plans, which consisted of our 2012 Long Term Incentive Plan and our 2013 Employee Stock Purchase Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	279,177	$34.52	470,803
Equity compensation plans not approved by security holders	–	–	–
Total	279,177	$34.52	470,803

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of our outstanding common stock for (i) each of our directors, (ii) each of our “named executive officers,” as defined in the Executive Officers section above, (iii) all of our directors and executive officers as a group and (iv) persons known to us to beneficially own more than 5% of our outstanding common stock. The following information is presented as of June 30, 2019 or such other date as may be reflected below.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable under stock options or warrants that are exercisable within 60 days of June 30, 2019 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of common stock, except for those jointly owned with that person’s spouse. Unless otherwise indicated below, the address of each person listed on the table is c/o Phio Pharmaceuticals Corp., 257 Simarano Drive, Suite 101, Marlborough, MA 01752.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number (1)	Percent of Class(2)
Greater than 5% Holders
CVI Investments, Inc.(3) P.O. Box 309GT Ugland House South Church Street George Town, Grand Cayman KY1-1104 Cayman Islands	1,998,801	7.97%
Sabby Volatility Warrant Master Fund, Ltd.(4) c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay Grand Cayman KY1-9007 Cayman Islands	1,814,619	7.23%
Directors and Named Executive Officers:
Gerrit Dispersyn, Dr. Med. Sc. (5)	13,892	*
Robert J. Bitterman(6)	11,830	*
Keith L. Brownlie(7)	11,202	*
Geert Cauwenbergh, Dr. Med. Sc.(8)	513,636	2.04%
H. Paul Dorman(9)	11,598	*
Jonathan E. Freeman, Ph.D. (10)	10,350	*
Curtis A. Lockshin, Ph.D.(11)	11,225	*
All current directors and executive officers as a group (seven persons)	583,733	2.32%

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*	Indicates less than 1%.
(1)	Represents shares of common stock and shares of restricted stock held as of June 30, 2019 plus shares of common stock that may be acquired upon exercise of options, warrants and other securities exercisable or convertible within 60 days of June 30, 2019.
(2)	Based on 25,091,197 shares of common stock that were issued and outstanding as of June 30, 2019. The percentage ownership and voting power for each person (or all directors and executive officers as a group) is calculated by assuming the exercise or conversion of all options, warrants and convertible securities exercisable or convertible within 60 days of June 30, 2019 held by such person and the non-exercise and non-conversion of all outstanding warrants, options and convertible securities held by all other persons.
(3)	Based solely on information set forth in a Schedule 13G filed with the SEC on February 14, 2019.
(4)	Based solely on information set forth in a Schedule 13G filed with the SEC on January 4, 2019.
(5)	Includes 9,542 shares of common stock issuable upon the exercise of options exercisable and 4,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 30, 2019.
(6)	Includes (a) 1,202 shares of common stock issuable upon the exercise of options, (b) 188 shares of common stock issuable upon the exercise of warrants exercisable and (c) 10,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 30, 2019.
(7)	Includes 1,202 shares of common stock issuable upon the exercise of options exercisable and 10,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 30, 2019.
(8)	Includes (a) 22,610 shares of common stock issuable upon the exercise of options exercisable, (b) 3,734 shares of common stock issuable upon the exercise of warrants exercisable and (c) 5,250 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 30, 2019.
(9)	Includes (a) 1,035 shares of common stock issuable upon the exercise of options exercisable, (b) 188 shares of common stock issuable upon the exercise of warrants exercisable and (c) 10,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 30, 2019.
(10)	Includes 350 shares of common stock issuable upon the exercise of options exercisable and 10,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 30, 2019.
(11)	Includes (a) 1,035 shares of common stock issuable upon the exercise of options exercisable, (b) 60 shares of common stock issuable upon the exercise of warrants exercisable and (c) 10,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 30, 2019.

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EXECUTIVE OFFICERS

Our current executive officers and their respective ages and positions as of the Record Date are set forth in the following table. Biographical information regarding each executive officer who is not also a director is set forth following the table.

Name	Age	Position
Gerrit Dispersyn, Dr. Med. Sc.	45	President and Chief Executive Officer
John Barrett, Ph.D.	65	Chief Development Officer

Gerrit Dispersyn, Dr. Med. Sc. joined the Company in April 2017 as our Chief Development Officer and became our President and CEO in March 2019. From 2014 to April 2017, Dr. Dispersyn was the Vice President, Global Head of Affairs at Integra LifeSciences Corporation, a world leader in medical technology. Prior to assuming this role, Dr. Dispersyn held the position of Vice President, Program Management & Clinical Affairs from 2008 to 2014. In these positions, Dr. Dispersyn was responsible for the global strategy and execution of clinical and product development, clinical operations and medical affairs projects. He received his Doctorate in Medical Sciences from Maastricht University, Faculty of Medicine (Netherlands), a post-graduate degree in Biomedical Imaging and a Master of Science degree in Biochemistry, both from the University of Antwerp, Belgium.

John Barrett, Ph.D. joined as the Company’s Chief Development Officer in April 2019. From 2011 to April 2019, Dr. Barrett spent eight years at Ziopharm Oncology, Inc., a biotechnology company developing the next generation of immuno-oncology gene and cell therapies, most recently serving as the Vice President of R&D and Translational Medicine. He was responsible for medical and clinical pharmacology, and all R&D activities from discovery to Phase 2 clinical trials. He has accumulated over twenty-five years of experience working in research and development and is an expert in developing cell-based immune-oncology therapies. Dr. Barrett holds a Ph.D. in Pharmaceutical Sciences from St. John’s University and a Bachelor of Science in Biology from the State University of New York at Oneonta.

EXECUTIVE COMPENSATION

The following describes the compensation earned in fiscal 2018 and 2017 by each of the executive officers identified below in the Summary Compensation Table, who are referred to collectively as our “named executive officers”. Our named executive officers with respect to the fiscal year that ended on December 31, 2018 are Geert Cauwenbergh, Dr. Med. Sc., former Chief Executive Officer and Gerrit Dispersyn, Dr. Med. Sc., President and Chief Executive Officer.

Summary Compensation Table

		Salary		Option awards	Stock awards	Non-equity incentive plan compensation		All other compensation	Total
Name and principal position	Year	($)		($)(1)	($)(1)	($)(2)		($)(3)	($)
Geert Cauwenbergh, Dr. Med. Sc. (4)	2018	420,366	(5)	36,099	37,590	115,775	(5)	606	610,436
Former Chief Executive Officer	2017	416,000		5,928	–	156,000	(5)	599	578,527
Gerrit Dispersyn, Dr. Med. Sc. (6)	2018	315,558		27,504	28,640	52,800		454	424,956
President and Chief Executive Officer	2017	186,346		44,555	–	44,097		275	275,273

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(1)	The amounts shown reflect the grant date fair value of stock options and restricted stock units computed in accordance with Accounting Standards Codification (“ASC”) 718 for the indicated year, adjusted to disregard the effects of any estimate of forfeitures related to service-based vesting. The assumptions used in valuing the stock options and restricted stock units are described more fully in Note 7 of our consolidated financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K filed with the SEC on March 27, 2019.

(2)	The amounts shown reflect the annual cash bonus earned for performance for each respective year under the Company’s Incentive Bonus Program. The annual cash bonus for fiscal year 2018 was paid in February 2019 and the annual cash bonus for fiscal year 2017 was paid in September 2018.

(3)	Represents amounts for the dollar value of life insurance premiums paid.

(4)	Dr. Cauwenbergh became our President and Chief Executive Officer effective April 27, 2012. He retired from the Company on March 1, 2019.

(5)	On August 31, 2018, and through subsequent amendments on December 19, 2018 and February 13, 2019, Dr. Cauwenbergh elected the right to receive, in lieu of cash, for the period from September 15, 2018 to February 28, 2019, up to 50% of his base salary and cash bonuses payable in the form of unvested, restricted shares of the Company’s common stock with such restricted shares to vest in full on June 1, 2019. Dr. Cauwenbergh received a total of 355,717 shares of restricted stock of the Company in lieu of cash compensation for: a.) $56,673 of base salary for the year ended December 31, 2018, b.) $78,000 of fiscal year 2017 bonus compensation paid in 2018 and c.) $57,887 of fiscal year 2018 bonus compensation paid in February 2019. Refer to Note 9 of our consolidated financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K filed with the SEC on March 27, 2019.

(6)	Dr. Dispersyn became our Chief Development Officer effective April 24, 2017 and served in this role until November 2018 when he was appointed President and Chief Operating Officer. On March 1, 2019, Dr. Dispersyn was appointed to President and Chief Executive Officer of the Company.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding outstanding equity awards as of December 31, 2018 for our named executive officers:

		Option Awards
	Grant	Number of Securities Underlying Unexercised Options (#	Number of Securities Underlying Unexercised Options (#	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Name	Date	Exercisable)	Unexercisable)	($)	Date	(#)	($)(1)
Geert Cauwenbergh, Dr. Med. Sc.(2)	6/8/2012	11,386	–	255.00	6/8/2022	–	—
	6/7/2013	1,334	–	600.00	6/7/2023	–	—
	6/2/2014	1,331	–	285.00	6/2/2024	–	—
	6/1/2015	1,165	166	38.00	6/1/2025	–	—
	2/10/2016	943	388	28.60	2/10/2026	–	—
	2/1/2017	596	704	6.29	2/1/2027	–	—
	8/1/2018	–	21,000	1.79	8/1/2028	–	—
	8/1/2018	–	–	–	–	21,000	6,930
	9/28/2018(3)	–	–	–	–	73,587	24,284
	10/12/2018(3)	–	–	–	–	17,230	5,686
	10/26/2018(3)	–	–	–	–	18,519	6,111
	11/9/2018(3)	–	–	–	–	18,698	6,170
	11/23/2018(3)	–	–	–	–	25,941	8,561
	12/7/2018(3)	–	–	–	–	21,882	7,221
	12/21/2018(3)	–	–	–	–	27,445	9,057
Gerrit Dispersyn, Dr. Med. Sc.(4)	4/24/2017	3,959	5,541	6.50	4/24/2027	–	—
	8/1/2018	–	16,000	1.79	8/1/2028	–	—
	8/1/2018	–	–	–	–	16,000	5,280

(1)	Value is based on the closing price of $0.33 of the Company’s common stock on December 31, 2018.

(2)	The equity awards granted to Dr. Cauwenbergh prior to 2018 vest as to 25% of the award on the first anniversary of the grant date and as to the remaining 75% of the option in equal monthly installments over a three-year period thereafter. Subsequent to 2018, equity awards granted to Dr. Cauwenbergh vest in equal annual installments over four years.

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(3)	On August 31, 2018, and through subsequent amendments on December 19, 2018 and February 13, 2019, Dr. Cauwenbergh elected the right to receive, in lieu of cash, for the period from September 15, 2018 to February 28, 2019, up to 50% of his base salary and cash bonuses payable in the form of unvested, restricted shares of the Company’s common stock with such restricted shares to vest in full on June 1, 2019. For further details, refer to Note 9 of our consolidated financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K filed with the SEC on March 27, 2019.

(4)	The equity awards granted to Dr. Dispersyn prior to 2018 vest in equal monthly installments over four years. Subsequent to 2018, equity awards granted to Dr. Dispersyn vest in equal annual installments over four years.

Nonqualified Deferred Compensation Earnings

We do not have any nonqualified deferred compensation plans.

Employment and Change of Control Agreements

The following provides descriptions of the employment agreements currently in effect for our named executive officers:

Gerrit Dispersyn, Dr. Med. Sc.

We entered into an employment agreement with Dr. Dispersyn effective April 24, 2017 as our Chief Development Officer. As Chief Development Officer Dr. Dispersyn was entitled to receive an initial base salary of $285,000 per annum, as well as a performance bonus of up to 30% of his base salary, subject to the achievement of performance goals to be established annually. In connection with Dr. Dispersyn’s appointment to Chief Development Officer, he received a stock option entitling him to purchase 9,500 shares of the Company’s Common Stock, which is subject to vesting in equal monthly installments over four years following the date of grant.

On March 1, 2019, Dr. Dispersyn was appointed as the Company’s President and Chief Executive Officer. As President and Chief Executive Officer, Dr. Dispersyn is entitled to an initial base salary of $380,000 per annum, as well as a performance bonus of up to 50% of his base salary, subject to the achievement of performance goals to be established annually. As a one-time award in connection with his appointment on March 1, 2019, Dr. Dispersyn received a restricted stock unit award giving him the conditional right to receive 407,703 shares of Company Common Stock, which is subject to vesting in equal annual installments over four years. The award is subject to the Company’s stockholders’ approving an increase in the number of shares available for issuance under the Company’s 2012 Incentive Plan. Outside of the above-mentioned changes, Dr. Dispersyn’s employment agreement dated April 24, 2017 continues to remain in full force and effect.

Dr. Dispersyn’s employment agreement provides that, upon termination of Dr. Dispersyn’s employment without “cause” (as defined therein) by us or by Dr. Dispersyn for “good reason” (as defined therein), he will be entitled to payment of: (1) any accrued but unpaid salary and unused vacation as of the date of his termination; (2) six months of salary from the date of termination; and (3) continued participation, at our expense, during the applicable six-month severance period in our sponsored group medical and dental plans. In the event his employment is terminated within twelve months following a “change of control” of the Company, he will be entitled to: (x) twelve months of salary from the date of termination; (y) accelerated vesting of any unvested stock options held by him as to 50% of the unvested option shares or the portion of the unvested option shares that would have vested over the following twenty-four months, whichever is greater; and (z) continued participation, at our expense, during the twelve-month severance period in our sponsored group medical and dental plans.

Geert Cauwenbergh, Dr. Med. Sc.

Dr. Cauwenbergh was appointed Chief Executive Officer pursuant to an employment agreement, dated April 27, 2012, pursuant to which he was entitled to receive an initial base salary of $360,000 per annum, as well as a performance bonus of up to 50% of his base salary, subject to the achievement of performance goals to be established annually.

Effective March 1, 2019, Dr. Cauwenbergh retired as our Chief Executive Officer. He did not receive any severance benefits in connection with his termination of employment.

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DIRECTOR COMPENSATION

The following table shows the compensation paid in fiscal year 2018 to the Company’s non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Robert J. Bitterman	35,000	17,900	52,900
Keith L. Brownlie	35,000	17,900	52,900
H. Paul Dorman	25,000	17,900	42,900
Jonathan E. Freeman, Ph.D.	25,000	17,900	42,900
Curtis A. Lockshin, Ph.D.	30,000	17,900	47,900

(1)	The amounts shown reflect the grant date fair value computed in accordance with the FASB ASC 718 for the indicated year, adjusted to disregard the effects of any estimate of forfeitures related to service-based vesting. The assumptions we used in valuing options are described more fully in the “Management’s Discussion and Analysis” section and the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(2)	As of December 31, 2018, the aggregate number of shares underlying stock options and restricted stock units held by our non-employee directors is as follows: Robert J. Bitterman — 1,202 option awards and 10,000 restricted stock units, Keith L. Brownlie — 1,202 option awards and 10,000 restricted stock units, H. Paul Dorman — 1,035 option awards and 10,000 restricted stock units, Jonathan E. Freeman, Ph.D. — 350 option awards and 10,000 restricted stock units and Curtis A. Lockshin, Ph.D. — 1,035 option awards and 10,000 restricted stock units.

We compensate our non-employee directors for their service as a member of our Board. As our only director who was also an employee during the year ended December 31, 2018, Dr. Cauwenbergh received no separate compensation for Board service. Dr. Cauwenbergh’s compensation is set forth above in the Summary Compensation Table.

Each non-employee director is entitled to receive an annual cash retainer of $25,000. The chairs of our Board and Audit Committee are entitled to receive an additional annual cash retainer of $10,000 and the chair of the Nominating and Corporate Governance Committee is entitled to receive an additional annual cash retainer of $5,000.

Each non-employee director is entitled to receive an annual restricted stock unit award for 10,000 shares of the Company’s common stock, vesting annually over one year.

Non-employee directors are also reimbursed for their travel and reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings and in attending continuing education seminars, to the extent that attendance is required by the Board or the committee(s) on which that director serves.

The Compensation Committee and the Board reassess the appropriate level of equity compensation for non-employee directors on an annual basis. Future equity compensation payments will be determined on a year-by-year basis for the foreseeable future due to the volatility of the Company’s stock price.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm, and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board, a copy of which is available on the Company’s website at www.phiopharma.com. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by Nasdaq and the SEC.

Other than Mr. Brownlie, the Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board. The Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters required by the applicable rules of the Public Company Accounting Oversight Board.

In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Keith L. Brownlie

H. Paul Dorman

Jonathan E. Freeman, Ph.D.

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OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our corporate Secretary in the form prescribed by our Bylaws, as described below.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the 2020 annual meeting proxy materials must be received by the Secretary of the Company no later than January 31, 2020, or otherwise as permitted by applicable law (the “Proxy Deadline”). The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

Additionally, stockholders who intend to present a stockholder proposal at the 2020 annual meeting must provide the Secretary of the Company with written notice of the proposal not fewer than 90 nor more than 120 days prior to the anniversary date of the 2019 annual meeting, provided, however, that if the 2020 annual meeting date is more than 30 days before or after the anniversary date of the 2019 annual meeting, then stockholders must provide notice on or before 10 days after the day on which the date of the 2020 annual meeting is first disclosed in a public announcement. Notice must be tendered in the proper form prescribed by our Bylaws. Proposals not meeting the requirements set forth in our Bylaws will not be entertained at the meeting.

Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominating and Governance Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide the Secretary of the Company with a completed and signed biographical questionnaire on or before the Proxy Deadline. Stockholders can obtain a copy of this questionnaire from the Secretary of the Company upon written request. The Nominating and Governance Committee is not required to consider director candidates received after this date or without the required questionnaire. The Nominating and Governance Committee will consider all director candidates who comply with these requirements and will evaluate these candidates using the criteria described above under the caption, “Nomination of Directors.” Director candidates who are then approved by the Board will be included in the Company’s proxy statement for that annual meeting.

DELIVERY OF PROXY MATERIALS

Our Annual Report to stockholders for the fiscal year ended December 31, 2018, including audited financial statements and the notes thereto, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2018 and the exhibits thereto are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy materials, including the Proxy Statement, Annual Report and Notice, by delivering a single Notice and, if applicable, a single set of proxy materials to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one Notice and, if applicable, a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our Notice and/or other proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the Notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the Notice and, if applicable, other proxy materials, as requested, to a stockholder at a shared address to which a single copy of the Notice and/or other proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact the Company at 257 Simarano Drive, Suite 101, Marlborough, MA 01752 or by telephone at (508) 767-3861. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact your brokerage firm or bank.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

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Appendix A

Phio Pharmaceuticals Corp.

AMENDED AND RESTATED 2012 LONG TERM INCENTIVE PLAN

1. DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2. PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based incentive Awards and other Awards.

3. ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4. LIMITS ON AWARDS UNDER THE PLAN

(a) Number of Shares. The maximum number of shares of Stock that may be delivered upon satisfaction of Equity Awards under the Plan shall be 4,000,000 shares of Stock. Up to the total number of shares of Stock set forth in the preceding sentence may be issued in satisfaction of ISOs, but nothing in this Section 4(a) shall be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The number of shares of Stock delivered in satisfaction of Equity Awards shall, for purposes of this Section 4(a), be determined net of shares of Stock withheld by the Company in payment of the exercise price of the Award or in satisfaction of tax withholding requirements with respect to the Award and, for the avoidance of doubt, without including any shares of Stock underlying Awards settled in cash or which otherwise expire or become unexercisable without having been exercised or are forfeited to or repurchased by the Company due to failure to vest. The limits set forth in this Section 4(a) shall be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and with other applicable legal requirements (including applicable stock exchange requirements, if any), Stock issued under Substitute Awards shall not reduce the number of shares available for Awards under the Plan. The shares which may be delivered under Substitute Awards shall be in addition to the limitations set forth in this Section 4(a) on the number of shares available for issuance under the Plan.

(b) Type of Shares. Shares of Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

(c) Non-Employee Director Limit. The maximum number of shares of Stock subject to Equity Awards granted during a single calendar year to any director of the Company who is not an Employee, taken together with any cash fees paid during the fiscal year to such individual in respect of his or her service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $250,000 in total value (calculating the value of any such Equity Awards based on the grant date fair value of such Equity Awards for financial reporting purposes).

A-1

5. ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates; provided, that, subject to such express exceptions, if any, as the Administrator may establish, eligibility for Equity Awards shall be further limited to those persons as to whom the use of a Form S-8 registration statement is permissible. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Sock Option to the Company or to a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E).

6. RULES APPLICABLE TO AWARDS

(a) In General

(1) Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant agrees to the terms of the Award and the Plan. The Administrator will determine whether Equity Awards are settled in shares of Stock or cash or whether the settlement or payment of Awards shall be subject to deferral. Notwithstanding any provision of this Plan to the contrary, Substitute Awards may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2) Term of Plan. No Awards may be made after January 23, 2022, but previously granted Awards may continue beyond that date in accordance with their terms.

(3) Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Equity Awards requiring exercise) may be exercised only by the Participant. The Administrator may permit Equity Awards other than ISOs to be transferred by gift, subject to applicable securities and other laws and such limitations as the Administrator may impose.

(4) Vesting, Etc. The Administrator shall determine the time or times at which an Equity Award will vest or become exercisable and the terms on which an Equity Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Equity Award, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Employment ceases: immediately upon the cessation of the Participant’s Employment, each Award requiring exercise that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate, and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited, except that:

(A) subject to (B) and (C) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate;

(B) all Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of Participant’s Employment due to death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate; and

A-2

(C) all Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award or are otherwise determined by the Administrator to constitute cause.

(5) Recovery of Compensation; Other Terms

(A) Awards (whether or not vested or exercisable) held by a Participant are subject to forfeiture, termination and rescission, and a Participant will be obligated to return to the Company the value received with respect to Awards (including payments made and/or Stock delivered under an Award, and any gain realized on a subsequent sale or disposition of an Award or Stock delivered under an Award), in each case (i) to the extent provided by the Administrator in an Award agreement in connection with (A) a breach by the Participant of a non-competition, non-solicitation, confidentiality or similar covenant or agreement or (B) an overpayment to the Participant of incentive compensation due to inaccurate financial data, (ii) in accordance with Company policy relating to the recovery of erroneously-paid incentive compensation, as such policy may be amended and in effect from time to time, or (iii) as otherwise required by law or applicable stock exchange listing standards, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act.

(B) Each Participant, by accepting an Award pursuant to the Plan, agrees to return the full amount required under this Section 6(a)(5) at such time and in such manner as the Administrator shall determine in its sole discretion and consistent with applicable law. Neither the Administrator nor the Company will be responsible for any adverse tax or other consequences to a Participant that may arise in connection with this Section 6(a)(5). For the avoidance of doubt, in addition to any forfeiture or other restrictions imposed by the terms of an Award agreement, every Award issued under the Plan will be subject to potential forfeiture or “claw back” to the fullest extent called for by applicable federal or state law. In addition, to the extent provided by the Administrator, Shares received upon settlement, vesting or exercise of an Award may be subject to stock ownership guidelines or policies established by the Company with respect to its employees, directors and/or other service providers.

(6) Taxes. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law, or, if and when the Company adopts any applicable accounting standard allowing for greater share withholding, up to such withholding rate that will not cause an adverse accounting consequence or cost and is permitted under applicable tax rules).

(7) Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Equity Award. Any entitlement to dividend equivalents or similar entitlements shall be established and administered either consistent with exemption from, or in compliance with, the requirements of Section 409A. In addition, any amounts payable in respect of Restricted Stock (or any other Award subject to any vesting condition) may be subject to such limits or restrictions or alternative terms as the Administrator may impose.

(8) Rights Limited. Nothing in the Plan will be construed as giving any person the right to be granted an Award or to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

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(9) Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered shall be treated as awarded under the Plan (and shall reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4).

(10) Section 409A. Each Award shall contain such terms as the Administrator determines, and shall be construed and administered, such that the Award either (i) qualifies for an exemption from the requirements of Section 409A, or (ii) satisfies such requirements.

(11) Fair Market Value. Except as otherwise expressly provided herein, in determining the fair market value of any share of Stock under the Plan, the Administrator shall make the determination in good faith on such basis as it deems appropriate, taking into account the requirements of Section 422 and Section 409A, to the extent applicable; provided, that unless otherwise determined by the Administrator, if the Stock is admitted to trading on an established securities exchange, “fair market value” shall be the closing price of a share of Stock on such date (or, if the Stock was not traded on such day, then the next preceding day on which the Stock was traded).

(12) Certain Requirements of Corporate Law. Equity Awards shall be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems or national market on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

(b) Awards Requiring Exercise. Equity Awards requiring exercise will be subject to the provisions of this Section 6(b).

(1) Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the fair market value of the Stock (as provided in Section 6(a)(12)) subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant or as otherwise determined by the Administrator with respect to a Substitute Award.

(3) Payment of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price shall be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of unrestricted shares of Stock that have a fair market value equal to the exercise price, subject to such holding requirements, if any, as the Administrator may prescribe, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) through the withholding of shares of Stock otherwise to be delivered upon exercise of the Award whose fair market value is equal to the aggregate exercise price of the Award being exercised, (iv) by other means acceptable to the Administrator, or (v) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

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(4) Maximum Term. Awards requiring exercise will have a maximum term not to exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above); provided, that if an Award requiring exercise (other than an ISO) would otherwise expire as a result of expiration of the maximum term of such Award (i.e., ten (10) years from the date of grant or such shorter time period as set forth in an Award agreement), and at such time the Participant holding such Award is prohibited by applicable law or written Company policy applicable to similarly situated employees from engaging in any open-market sales of Stock, the maximum term of such Award will automatically extend to thirty (30) days following the date the Participant is no longer prohibited from engaging in such open-market sales.

(c) Cash Awards

(1) A Participant who is granted a Cash Award shall be entitled to a payment, if any, under the Award only if all conditions to payment have been satisfied in accordance with the Plan and the terms of the Award. The Administrator will determine the actual payment, if any, under each Cash Award. The Administrator may, in its sole and absolute discretion, after determining the amount that would otherwise be payable for a Performance Period with respect to a Cash Award that is a Performance Award, adjust (including to zero) the payment, if any, to be made under such

Award.

(2) The Administrator shall determine the payment dates for Cash Awards under the Plan. Except as otherwise determined by the Administrator, no payment shall be made under a Cash Award unless the Participant’s Employment continues through the date such Cash Award is paid. Payments hereunder are intended to fall under the short-term deferral exception to Section 409A and shall be construed and administered accordingly. Notwithstanding the foregoing, (i) if the documentation establishing the Cash Award provides a specified and objectively determinable payment date or schedule that satisfies the requirements of Section 409A, payment under an Award may be made in accordance with such date or schedule, and (ii) the Administrator may, but need not, permit a Participant to defer payment of a Cash Award beyond the date that the Award would otherwise be payable, provided, that any such deferral shall be made in accordance with and subject to the applicable requirements of Section 409A.

7. EFFECT OF CERTAIN TRANSACTIONS

(a) Mergers, Etc. Except as otherwise provided in an Award, the Administrator shall, in its sole discretion, determine the effect of a Covered Transaction on Awards, which determination may include, but is not limited to, the following actions:

(1) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption or continuation of some or all outstanding Awards or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

(2) Cash-Out of Awards. If the Covered Transaction is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), then subject to Section 7(a)(5) below the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Equity Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; provided, that the Administrator shall not exercise its discretion under this Section 7(a)(2) with respect to an Award or portion thereof providing for “nonqualified deferred compensation” subject to Section 409A in a manner that would constitute an extension or acceleration of, or other change in, payment terms if such change would be inconsistent with the applicable requirements of Section 409A.

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(3) Acceleration of Certain Awards. If the Covered Transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, continuation, substitution or cash-out, then subject to Section 7(a)(5) below, the Administrator may provide that each Equity Award requiring exercise will become fully exercisable, and the delivery of any shares of Stock remaining deliverable under each outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction; provided, that to the extent acceleration pursuant to this Section 7(a)(3) of an Award subject to Section 409A would cause the Award to fail to satisfy the requirements of Section 409A, the Award shall not be accelerated and the Administrator in lieu thereof shall take such steps as are necessary to ensure that payment of the Award is made in a medium other than Stock and on terms that as nearly as possible, but taking into account adjustments required or permitted by this Section 7, replicate the prior terms of the Award.

(4) Termination of Awards Upon Consummation of Covered Transaction. Each Award will terminate upon consummation of the Covered Transaction, other than the following: (i) Awards assumed pursuant to Section 7(a)(1) above; (ii) Awards converted pursuant to the proviso in Section 7(a)(3) above into an ongoing right to receive payment other than Stock; (iii) outstanding shares of Restricted Stock (which shall be treated in the same manner as other shares of Stock, subject to Section 7(a)(5) below); and (iv) Cash Awards that by their terms, or as a result of action taken by the Administrator, continue following such Covered Transaction.

(5) Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Equity Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash out under Section 7(a)(2) above or the acceleration of exercisability of an Award under Section 7(a)(3) above shall not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(b) Changes in and Distributions With Respect to Stock

(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of FASB ASC Topic 718, the Administrator shall make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and shall also make appropriate adjustments to the number and kind of shares of stock or securities subject to Equity Awards then outstanding or subsequently granted, any exercise prices relating to Equity Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422 and the requirements of Section 409A, to the extent applicable.

(3) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

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8. LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to exercise of the Award or delivery of shares of Stock under an Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9. AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator. For the avoidance of doubt, no amendment to the Plan shall be effective unless approved by stockholders, to the extent stockholder approval is required under the rules of the applicable stock exchange on which the Stock is admitted to trading, if it would reduce the exercise price of any Stock Option previously granted hereunder or otherwise constitute a repricing and, without the receipt of such approval (to the extent so required), the Administrator shall not approve a repurchase by the Company for cash or other property of Stock Options or SARs for which the exercise price or base price, as applicable, exceeds the fair market value of a share of Stock as of the date of such repurchase. For avoidance of doubt, any amendments to the Plan will not modify any Awards granted under the Plan prior to June 5, 2018 to the extent such modification would result in a loss of deductibility under Section 162(m).

10. OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.

11. MISCELLANEOUS

(a) Waiver of Jury Trial. By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

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(b) Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, shall be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award; provided, that nothing in this Section 11(b) shall limit the ability of the Administrator or the Company, in its discretion, to provide by separate express written agreement with a Participant for a gross-up payment or other payment in connection with any such acceleration of income or additional tax.

12. ESTABLISHMENT OF SUB-PLANS

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board deems necessary or desirable. All supplements adopted by the Board will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction and the Company will not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

13. GOVERNING LAW

Except as otherwise provided by the express terms of an Award agreement or under a sub-plan described in Section 12, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of our based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

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EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board, including the full Board) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Section 157(c) of the Delaware General Corporation Law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate.

“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code, except that in determining eligibility for the grant of a Stock Option or SAR by reason of service for an Affiliate, Sections 414(b) and 414(c) of the Code shall be applied by substituting “at least 50%” for “at least 80%” under Section 1563(a)(1), (2) and (3) of the Code and Treas. Regs. § 1.414(c)-2; provided, that to the extent permitted under Section 409A, “at least 20%” shall be used in lieu of “at least 50%”; and further provided, that the lower ownership threshold described in this definition (50% or 20% as the case may be) shall apply only if the same definition of affiliation is used consistently with respect to all compensatory stock options or stock awards (whether under the Plan or another plan). The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) apply but any such change shall not be effective for twelve (12) months.

“Award”: Any or a combination of the following, any of which may be, in the discretion of the Administrator, a Performance Award:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Cash Awards.

(vii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

“Board”: The Board of Directors of the Company; provided, however, that if the Company is a direct or indirect subsidiary of a publicly held corporation, it shall mean the Board of Directors of the publicly held corporation.

“Cash Award”: An Award denominated in cash.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

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“Compensation Committee”: In the event that the Company is a direct or indirect subsidiary of a publicly held corporation, the Compensation Committee shall mean the Compensation Committee of the Board of the publicly held corporation; otherwise, Compensation Committee shall mean the Compensation Committee of the Board.

“Company”: Phio Pharmaceuticals Corp.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms shall be construed to require a “separation from service” (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election shall be deemed a part of the Plan.

“Equity Award”: Awards other than Cash Awards.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria.

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“Performance Criteria”: For a Performance Period, specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. Performance Criteria may include an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices or on an individual basis and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; and any other objective or subjective measure or metric as the Administrator deems appropriate. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. The Administrator may establish that in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, extraordinary items, and other unusual, infrequently occurring or non-recurring items, the cumulative effects of tax or accounting changes and any other inclusions or exclusions as the Administrator may determine) occurring during the Performance Period that affect the applicable Performance Criterion or Criteria.

“Performance Period”: A period of time, as the may Administrator may select in its discretion, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the vesting and/or payment of an Award. Performance Periods may be of varying length and of overlapping durations as determined by the Administrator.

“Plan”: The Amended and Restated Phio Pharmaceuticals Corp. 2012 Long Term Incentive Plan as from time to time amended and in effect.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the fair market value (as defined in Section 6(b)) of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Section 409A”: Section 409A of the Code.

“Section 422”: Section 422 of the Code.

“Section 162(m)”: Section 162(m) of the Code.

“Stock”: Common stock of the Company, par value $0.0001 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

Substitute Awards”: Awards that are the result of converting, replacing, or adjusting equity awards of an acquired company in connection with the acquisition.

“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

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Appendix B

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PHIO PHARMACEUTICALS CORP.

Phio Pharmaceuticals Corp. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

FIRST:	That the Board of Directors of the Corporation has duly adopted resolutions authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended (this “Amendment”) to combine each [whole number of shares, as determined by the Board] outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share (the “Common Stock”), into one (1) validly issued, fully paid and non-assessable share of Common Stock.

SECOND:	That this Amendment was duly adopted in accordance with the terms of the Amended and Restated Certificate of Incorporation, as amended, and the provisions of the Delaware General Corporation Law by the Board of Directors and stockholders of the Corporation.

THIRD:

That upon the effectiveness of this Amendment, the Amended and Restated Certificate of Incorporation, as amended, is hereby amended such that subsection (a) of ARTICLE IV is amended and restated in its entirety to read as set forth below, with no changes to be made to the subsequent sections of ARTICLE IV:

(a) Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”) and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [whole number of shares, as determined by the Board], of the Corporation’s Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.0001 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

FOURTH:	This Amendment shall be effective as of a date to be determined by the Board, at 12:01 a.m., Eastern Time (the “Effective Time”).

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be executed by Gerrit Dispersyn, its Chief Executive Officer, this      day of                     , 2019.

PHIO PHARMACEUTICALS CORP.

By:	_______________________________
Name: Gerrit Dispersyn, Dr. Med. Sc.
Title: President and Chief Executive Officer

B-1

6. Advisory (non - binding) vote on the frequency of future advisory votes on executive compensation. 1 Year 2 Years 3 Years Abstain Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. 01 - Robert J. Bitterman 04 - Robert L. Ferrara 02 - Geert Cauwenbergh, Dr. Med. Sc. 05 - Jonathan E. Freeman, Ph.D. 03 - H. Paul Dorman 06 - Curtis A. Lockshin, Ph.D. F o r W i t hhold F o r W i t hhold F o r W i t hhold 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 0 3 3QKB + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 5 and 3 YEARS for Proposal 6. A 2. Ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. To approve an amendment and restatement of the 2012 Phio Pharmaceuticals Corp. Long Term Incentive Plan to increase the number of shares available for issuance thereunder. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B 4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio of not less than 1 - for - 2 and not greater than 1 - for - 20, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors. 5. Advisory (non - binding) vote to approve the Company’s executive compensation. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q For Against Abstain MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 2019 Annual Meeting Proxy Card 1234 5678 9012 345 MMMMMMMM M 4 2 7 1 6 6 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMMMMMMMMM MMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ Online Go to www.investorvote.com/PHIO or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1 - 800 - 652 - VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PHIO Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11 : 59 p . m . , Eastern Time, on October 9 , 2019 .

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PHIO 2019 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — October 10, 2019 Gerrit Dispersyn, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Phio Pharmaceuticals Corp . to be held on October 10 , 2019 or at any postponement or adjournment thereof . Shares represented by this proxy will be voted by the stockholder . If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 - 5 and 3 YEARS for item 6 . In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting . (Items to be voted appear on reverse side) Phio Pharmaceuticals Corp. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. Non - Voting Items C + + 2019 Annual Meeting Admission Ticket 2019 Annual Meeting of Phio Pharmaceuticals Corp. Stockholders October 10, 2019, 9:00 a.m. Local Time The Offices of Gibson, Dunn & Crutcher LLP 200 Park Avenue, New York, New York 10166 Upon arrival, please present this admission ticket and photo identification at the registration desk.